Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q/A Amendment No. 1 to Quarterly Report on Form 10-Q of SS Innovations International, Inc., a Florida corporation (the “Company”) for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sudhir Prem Srivastava, M.D., the Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2025

SS INNOVATIONS INTERNATIONAL, INC.

By:	/s/ Sudhir Prem Srivastava
Sudhir Prem Srivastava, M.D. Chief Executive Officer
(Principal Executive Officer)